UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[   ]  Preliminary Proxy Statement
[   ]  Confidential, for Use of the Commission Only
       (as permitted by Rule 14a-6(e)(2))
[ X ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Under Rule 14a-12

                          PrimeSource Healthcare, Inc.
  ---------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
  ---------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       1) Title of each class of securities to which transaction applies:
       --------------------------------------------------

       2) Aggregate number of securities to which transaction applies:
       --------------------------------------------------

       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
       --------------------------------------------------

       4) Proposed maximum aggregate value of transaction:
       --------------------------------------------------

       5) Total fee paid:
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
[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1) Amount previously paid:
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       2) Form, Schedule or Registration Statement No.:
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       4) Date Filed:
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
                                                               November 14, 2003
Dear Stockholder:

     On behalf of the PrimeSource Healthcare, Inc. Board of Directors, you are invited to attend the Annual Meeting of Stockholders to be held on December 12, 2003, at PrimeSource's offices located at 3700 E. Columbia Street, Tucson, Arizona 85714. The meeting will begin at 9:00 a.m. Mountain Time.

     In addition to the formal items of business to be conducted at the meeting, we will report on the operations of PrimeSource and will respond to stockholder questions.

     We encourage your participation in the vote on the proposals contained in the accompanying proxy statement and, to that end, solicit your proxy. You may give your proxy by completing, dating and signing the proxy card and returning it promptly in the enclosed envelope. You are urged to do so even if you plan to attend the meeting.

     We look forward to seeing you on Friday, December 12, 2003. Thank you for your support of PrimeSource.

                                                         Sincerely,

                                                         /s/ Joseph H. Potenza
                                                         ---------------------
                                                         JOSEPH H. POTENZA
                                                         President

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                          PRIMESOURCE HEALTHCARE, INC.

                                 ---------------

Date:    December 12, 2003

Time:    9:00 a.m. Mountain Time

Place:   PrimeSource Healthcare, Inc.
         3700 E. Columbia Street
         Tucson, Arizona 85714

Purposes:

*    To elect one Class III Director for a three-year.

* To ratify an amendment of our 1997 Stock Option/Stock Issuance Plan, as amended, increasing the reserved number of shares of common stock from 10,000,000 to 12,000,000.

* To ratify the appointment by the Board of Directors of Deloitte & Touche LLP as our independent accountants for our fiscal year ended June 30, 2004.

* To transact any other business which may be properly presented at the meeting and any postponement or adjournment of the meeting.

     Stockholders of record as of the close of business on November 3, 2003 are entitled to notice of and to vote at this meeting and any postponement or adjournment of the meeting.

                                             By Order of the Board of Directors,

                                             /s/  Shaun D. McMeans
                                             ---------------------
                                             SHAUN D. MCMEANS, Clerk


Tucson, Arizona
November 14, 2003

                                 ---------------



                                    IMPORTANT

     ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. PLEASE NOTE THAT SPACE LIMITATIONS MAY MAKE IT NECESSARY TO LIMIT ATTENDANCE ONLY TO PRIMESOURCE STOCKHOLDERS AND THEIR DULY APPOINTED PROXY HOLDERS. WHETHER OR NOT YOU PLAN TO ATTEND IN PERSON, YOU ARE URGED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED. THIS WILL ASSURE YOUR REPRESENTATION AND A QUORUM FOR THE TRANSACTION OF BUSINESS AT THE MEETING. IF YOU DO ATTEND THE MEETING, YOU MAY VOTE IN PERSON, EVEN IF YOU HAVE RETURNED A PROXY CARD.

                                TABLE OF CONTENTS

                                                                            Page

PRIMESOURCE HEALTHCARE, INC..................................................  1
PROPOSAL 1:  ELECTION OF DIRECTORS...........................................  4
PROPOSAL 2:  RATIFICATION OF AMENDMENT TO STOCK OPTION PLAN..................  6
PROPOSAL 3:  RATIFICATION OF DELOITTE & TOUCHE............................... 12
BOARD OF DIRECTORS AND COMMITTEE MEETINGS.................................... 13
BENEFICIAL OWNERSHIP OF COMPANY SECURITIES................................... 15
COMPENSATION OF NON-EMPLOYEE DIRECTORS....................................... 17
EXECUTIVE COMPENSATION....................................................... 18
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION.................. 22
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE...................... 23
BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION................ 23
REPORT OF THE AUDIT COMMITTEE................................................ 24
PERFORMANCE GRAPH............................................................ 25
STOCKHOLDER PROPOSALS........................................................ 27

                          PRIMESOURCE HEALTHCARE, INC.
                                PROXY STATEMENT

                               November 14, 2003

                          PrimeSource Healthcare, Inc.

                          PRIMESOURCE HEALTHCARE, INC.
                            3700 E. COLUMBIA STREET
                              TUCSON, ARIZONA 85714

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF STOCKHOLDERS

                               December 12, 2003

GENERAL

     This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of PrimeSource Healthcare, Inc. of proxies for use at the Annual Meeting of Stockholders to be held at our offices located at 3700 E. Columbia Street, Tucson, Arizona 85714 on December 12, 2003 at 9:00 a.m., Mountain Time, and any adjournment, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This Proxy Statement and the accompanying proxy were first sent or given to stockholders on or about November 14, 2003. Only holders of record of our equity securities on November 3, 2003, or the "Record Date," will be entitled to vote at the Annual Meeting.

VOTING RIGHTS AND OUTSTANDING SHARES

     As of the Record Date, our outstanding equity securities and their associated voting rights were as follows:

 ------------------------------- ------------------------- --------------------- ------------------

           TITLE OF SECURITY         NUMBER OF SHARES       CURRENT VOTES PER     TOTAL VOTES PER
                                       OUTSTANDING                SHARE                CLASS
 ------------------------------- ------------------------- --------------------- ------------------
 Common Stock                           22,375,144                  1                   22,375,144
 ------------------------------- ------------------------- --------------------- ------------------

 Series G Convertible                      222,501                 100                  22,250,100
 Redeemable Preferred Stock
 ------------------------------- ------------------------- --------------------- ------------------

     The total number of votes that may be cast with respect to any matter voted on at the Annual Meeting is 44,625,244.

     There is no cumulative voting. A quorum for the Annual Meeting is a majority of the total voting power of all stock issued, outstanding and entitled to vote.

     Shares  represented  by  signed  proxies  that are  returned  to us will be counted toward the quorum in all matters even though they are marked as "Abstain," "Against" or "Withhold Authority" on one or more or all matters or they are not marked at all. Broker/dealers who hold their customers' shares of common stock in street name may, under the applicable rules of the self-regulatory organizations of which the broker/dealers are members, sign and submit proxies for such shares of street name common stock. In addition, broker/dealers may vote such shares of common stock on "routine" matters, which, under such rules, typically include the election of directors, but broker/dealers may not vote such shares of common stock on other matters, which typically include the adoption of an amendment to our Articles of Organization, without specific instructions from the customer who owns such shares of common stock. Proxies signed and submitted by broker/dealers that have not been voted on certain matters as described in the previous sentence are referred to as "broker non-votes." Broker non-votes will be counted towards a quorum.

     If the accompanying proxy card is properly signed and returned to us prior to the Annual Meeting and is not revoked, it will be voted in accordance with the instructions contained therein. If no instructions are given and none of the proposals are physically crossed out, the persons designated as proxies in the accompanying proxy card will vote for the following three proposals:

     * the election of a Class III Director nominated by the Board of Directors

     * the ratification of an amendment to our 1997 Stock Option/Stock Issuance Plan, as amended, increasing the number of shares of common stock reserved thereunder from 10,000,000 to 12,000,000 and

     * the ratification of the appointment by the Board of Directors of Deloitte & Touche LLP as our independent accountants for our fiscal year ended June 30, 2004.

     With respect to Proposal 1 regarding the election of Directors and Proposal 3 regarding ratification of the appointment of Deloitte & Touche LLP, abstentions will have no effect on the outcome of the voting. With respect to all of the other proposals, an abstention from voting on a proposal or a broker non-vote will have the effect of voting against that proposal.

     A proxy card for use at the Annual Meeting is enclosed. Stockholders holding shares of common stock in "street name" with a broker, bank or other holder of record should review the information provided to them by such holder of record. This information will set forth the procedures to be followed in instructing the holder of record how to vote the "street name" common stock and how to revoke previously given instructions.

     The Board of Directors is not currently aware of any matters other than those referred to herein which will come before the Annual Meeting. If any other matter should be properly presented at the Annual Meeting for action, the persons named in the accompanying proxy will vote and act according to their best judgments in light of the conditions then prevailing.

     You may revoke your proxy at any time before it is actually voted at the Annual Meeting by delivering written notice of revocation to our Clerk at the address on the cover page of this Proxy Statement or by sending in a later-dated proxy card. If you attend the Annual Meeting and want to vote in person, you can request in writing that your previously submitted proxy not be used. Attendance at the Annual Meeting will not, in itself, constitute revocation of your proxy.

     We will bear the expense of preparing, printing and mailing proxy materials to our stockholders. In addition, proxies may be solicited personally or by telephone, mail or facsimile. Our officers or employees may assist with personal or telephone solicitation and will receive no additional compensation therefore. We will also reimburse brokerage houses and other nominees for their reasonable expenses in forwarding proxy materials to beneficial owners of shares of common stock. Registrar and Transfer Company, our transfer agent, will tally the votes. We will not disclose your vote except as required by law.

                                   PROPOSAL 1

                              ELECTION OF DIRECTOR

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION
                           OF THE NOMINEE LISTED BELOW

     Pursuant to Section 50A of Chapter 156B of the Massachusetts Business Corporation Law, the Board of Directors is currently divided into three classes, having staggered terms of three years each. In addition, the holders of a majority of the Series G Preferred Stock, voting as a separate class, have the right to elect an additional two non-classified members of the Board of Directors. Of the current Directors, one Class III Director has term expiring at the 2003 Annual Meeting, one Class I Director has term expiring at the 2004 Annual Meeting, and two Class II Directors have terms expiring at the 2005
Annual Meeting. There is currently one vacancy in our Class I Directors, one vacancy in our Class III Directors and the holders of a majority of the Series G Preferred Stock have not exercised their right to elect two non-classified members of the Board of Directors. Pursuant to the Purchase Agreement, dated as of August 6, 2002, between PrimeSource and the Investors signatory thereto, we agree that as of December 31, 2002 the Board of Directors will consist of no more than seven members, two of whom will be designated by the holders of a majority of the Series G Preferred Stock. The proxies voted on this Proposal 1 may not be voted for greater than one nominee.

     We are nominating one Director for election at this Annual Meeting. The nominee is currently a Class III Director whose term expires at this Annual Meeting. The Class III Director elected at this Annual Meeting will serve until the 2006 Annual Meeting or special meeting in lieu thereof, and until that director's successor is elected and qualified. If the person nominated is elected, following such election, the Board of Directors will be composed of four Directors. The Board of Directors is currently comprised of the following individuals:

------------------------- ------- ---------- ------------------------------------------ ----------
             NAME           AGE   DIRECTOR            POSITION WITH PRIMESOURCE         TERM ENDS
                                    SINCE
------------------------- ------- ---------- ------------------------------------------ ----------
Shaun D. McMeans            42       2003    Director and Chief Operating and Chief       2003
                                             Financial Officer
------------------------- ------- ---------- ------------------------------------------ ----------
William H. Lomicka          66       2001    Director and Chairman                        2004
------------------------- ------- ---------- ------------------------------------------ ----------
Larry H. Coleman, Ph.D.     60       2001    Director                                     2005
------------------------- ------- ---------- ------------------------------------------ ----------
Joseph H. Potenza           56       2003    Director and President                       2005
------------------------- ------- ---------- ------------------------------------------ ----------

INFORMATION WITH RESPECT TO NOMINEE

     Set forth below is information with respect to the nominee for Class III Director to be elected at this Annual Meeting, for the remaining Class II Directors whose term of office will expire at the 2005 Annual Meeting and for the Class I Director whose term of office will expire at the 2004 Annual Meeting. Of the Directors, Larry H. Coleman and William H. Lomicka were previously elected by the stockholders. The Board of Directors appointed Joseph
H. Potenza and Shaun D. McMeans to the Board of Directors on September 1, 2003, to fill newly created vacancies on the Board.

VOTE REQUIRED

     The affirmative vote of the holders of a plurality of the voting power of the shares present, in person or by proxy, and entitled to vote at the Annual Meeting is required to elect the nominee to serve as Class III Director.

          NOMINEE TO SERVE AS CLASS III DIRECTOR FOR A THREE-YEAR TERM
                       EXPIRING AT THE 2006 ANNUAL MEETING

SHAUN MCMEANS, CHIEF OPERATING OFFICER, CHIEF FINANCIAL OFFICER AND DIRECTOR - Mr. McMeans was appointed to our Board of Directors on September 1, 2003. Mr. McMeans has 20 years of experience in manufacturing and distribution businesses, specializing in operations, accounting and financial management. Prior to becoming the Company's Chief Financial Officer, he served as Vice President of Operations and Corporate Controller. Prior to joining the Company, Mr. McMeans held operational and financial management positions with Burnham Corporation, a leading domestic manufacturer and distributor of residential and commercial boilers. Mr. McMeans earned a Bachelor of Science degree in accounting from The Pennsylvania State University and is a certified public accountant. He began his career in public accounting with the former Peat, Marwick, Mitchell and Company.

                         CLASS I DIRECTOR SERVING A TERM
                       EXPIRING AT THE 2004 ANNUAL MEETING

WILLIAM H. LOMICKA, DIRECTOR - Mr. Lomicka was appointed to our Board of Directors on March 2, 2001, pursuant to our merger with PrimeSource Surgical. Mr. Lomicka is the Chairman of Coulter Ridge Capital, a private investment firm. From 1989 to 1999, Mr. Lomicka was President of Mayfair Capital, a private investment firm. Mr. Lomicka, formerly the Senior V.P. Finance of Humana, Inc., presently serves on the boards of numerous companies, both public and private. Representative companies include: Counsel Corporation, Pomeroy IT Solutions, Inc., Broadband Laboratories, Medventure Technologies, and Merit Health Systems. Mr. Lomicka graduated from the College of Wooster in Wooster, Ohio, and earned his M.B.A. from the Wharton Graduate School of the University of Pennsylvania.

                        CLASS II DIRECTOR SERVING A TERM
                       EXPIRING AT THE 2005 ANNUAL MEETING

LARRY H. COLEMAN, PH.D., DIRECTOR - Dr. Coleman was appointed to our Board of Directors on March 2, 2001, pursuant to our merger with PrimeSource Surgical. Dr. Coleman is the founder and President of Coleman Swenson Booth Inc., a private venture capital fund established in 1986. Dr. Coleman began his venture capital career in 1983 as President of HCA Capital, a wholly-owned subsidiary of Columbia/HCA Healthcare Corporation. Dr. Coleman has served as a director on the boards of over 20 companies. Dr. Coleman graduated from the University of North Carolina with an A.B. and earned his Ph.D. from the University of South Dakota.

JOSEPH H. POTENZA, PRESIDENT AND DIRECTOR - Mr. Potenza was appointed to our Board of Directors on September 1, 2003. Prior to joining PrimeSource, Mr. Potenza held senior management positions with McKesson/HBOC as Vice President of the Corporate Program and with Medibuy where he was responsible for the National Accounts and Corporate Program. From 1977 to 1997, Mr. Potenza developed his career with American Hospital Supply Corporation/Baxter Healthcare Corporation, culminating as Eastern Region President, running a $750 million distribution business with 650 employees and seven distribution facilities. He received a Bachelor of Arts degree in English from Norwich University and a Master of Arts degree in Management from Central Michigan University.


                                   PROPOSAL 2

                          RATIFICATION OF AMENDMENT TO
                     1997 STOCK ISSUANCE / STOCK OPTION PLAN

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 2

     On October 15, 2003, the Board of Directors amended, and recommended stockholder ratification of, the 1997 Stock Option/Stock Issuance Plan, or, as adopted and amended, the "PrimeSource Plan." The full text of the PrimeSource Plan appears as Exhibit A to this Proxy Statement.

VOTE REQUIRED

     The affirmative vote of the holders of a majority of the voting power of our capital stock outstanding is required to ratify the amendment to the PrimeSource Plan.

PURPOSE OF THE PRIMESOURCE PLAN

     The PrimeSource Plan will allow us to offer common stock to attract, retain and motivate highly qualified individuals essential to our long-term growth and success. Equity incentives are a key element of our compensation package in the highly competitive employment environment. Equity incentives also encourage employee loyalty to us and align employee interests directly to the interests of our stockholders.

     As of October 15, 2003, we, combined with our subsidiaries, employed 140 individuals. To support our long-term growth and success, we anticipate that we will continue to increase our work force. All of the new and existing employees, directors and consultants of PrimeSource and any of our subsidiaries are eligible to be considered for equity incentive grants under the PrimeSource Plan. We believe that ratification of the amendment to the PrimeSource Plan will help us accomplish our recruitment and retention goals and will help keep our equity-based incentive compensation competitive within our industry.

     As of October 15, 2003, there were an aggregate of 9,894,392 shares of common stock issuable pursuant to outstanding stock options granted under the 1992 Plan, the Directors Plan and the PrimeSource Plan. In addition, as of October 15, 2003, an aggregate of 2,805,608 shares of common stock remained available for future grant under all such plans, as amended. We believe that the number of shares of common stock available for future grant under our current plans, as amended, are sufficient to cover projected grants through the end of 2004. If our stockholders do not ratify the amendment to the PrimeSource Plan, the options issued pursuant to the PrimeSource Plan may not qualify for treatment as qualified incentive options.

     As of October 15, 2003, the Board of Directors estimated the fair market value of our common stock to be $0.01 per share.

SUMMARY OF THE PRIMESOURCE PLAN

     Prior to October 15, 2003, a total of 10,000,000 shares of common stock were reserved under the PrimeSource Plan for issuance to employees, non-employee directors and consultants of PrimeSource and our subsidiaries. On October 15, 2003, the Board of Directors increased the authorized shares of common stock reserved under the PrimeSource Plan by 2,000,000, raising the total number of shares reserved to 12,000,000.

     The Board of Directors, or a designated committee thereof, acts as plan administrator, or "Plan Administrator," for the PrimeSource Plan. The Plan Administrator determines, in its discretion, who is to receive awards under the PrimeSource Plan as well as the terms of those awards, such as the number of shares of common stock underlying the awards, exercise or purchase price and vesting schedule. The PrimeSource Plan is divided into two separate equity programs, consisting of the Option Grant Program and the Stock Issuance Program.

     OPTION GRANT PROGRAM

     Under the Option Grant Program of the PrimeSource Plan, the Plan Administrator may grant options to purchase common stock at any price per share as permitted by state law. If the person to whom the option is granted is a 10% Shareholder (as defined in the PrimeSource Plan), then the exercise price per share shall not be less than 110% of the Fair Market Value per share of common stock on the option grant date. The exercise price is payable in cash or check and, so long as the common stock is registered under Section 12(g) of the Securities Exchange Act of 1934, as amended, the exercise price may be paid in shares of common stock, subject to limitations set forth in the PrimeSource Plan.

     Each option the Plan Administrator grants shall be exercisable at such time or times, during such period and for such number of shares as the Plan Administrator shall determine. No option, however, shall have a term in excess of ten years measured from the option grant date. If the recipient of an option grant under the PrimeSource Plan ceases to remain in service of PrimeSource or any subsidiary for any reason other than death, disability or misconduct, then the optionee will have a three-month period following the date of cessation of service to exercise each of optionee's outstanding options. The Plan Administrator may, either at the time the option is granted or at any time while the option remains outstanding, extend the period of time during which the option is exercisable following the optionee's cessation of service and/or allow exercise during the applicable post-service exercise period for vested shares of common stock and for shares that would have vested had the optionee continued in service.

     A holder of options granted under the PrimeSource Plan has no stockholder rights with respect to such option shares until the optionee exercises the option, pays the exercise price and becomes a record holder of the purchased shares. The Plan Administrator may, subject to the limitations set forth in the PrimeSource Plan, grant options which are exercisable for unvested shares of common stock. Should the optionee cease service while holding the unvested shares, we have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares.

     Options granted pursuant to the PrimeSource Plan may, at the discretion of the Plan Administrator, be incentive stock options in accordance with Section 422 of the Internal Revenue Code of 1986, as amended. The Plan Administrator may only grant incentive stock options to employees. The exercise price of an incentive stock option must not be less than 100% of the Fair Market Value (as defined in the PrimeSource Plan) per share of common stock on the option grant date. To the extent that the value (determined on the date of grant) of incentive stock options that first become exercisable in any calendar year exceeds $100,000, the options will not be treated as incentive stock options. If an incentive stock option is granted to a 10% Shareholder (as defined in the PrimeSource Plan), then the option term may not exceed five years.

     In the event of a Corporation  Transaction  (as defined in the  PrimeSource
Plan), unless the options granted pursuant to the PrimeSource Plan are assumed by a successor corporation, replaced with a cash incentive program or the options were subject to other limitations imposed at the time of grant, the shares subject to each option outstanding under the PrimeSource Plan will automatically vest in full immediately prior to a Corporate Transaction. The PrimeSource Plan provides for adjustments for all options assumed by a successor corporation in connection with a Corporate Transaction.

     STOCK ISSUANCE PROGRAM

     Under the Stock Issuance Program of the PrimeSource Plan, the Plan Administrator may issue shares of common stock to any employee, director or officer of PrimeSource or our subsidiaries at any price per share as permitted by state law. Consideration for shares issued under the Stock Issuance Program may consist of cash or check or past services rendered to PrimeSource or our subsidiaries. The Plan Administrator may provide that shares of common stock issued under the Stock Issuance Program be fully and immediately vested upon issuance or may vest in one or more installments, subject to limitations provided in the PrimeSource Plan.

     Recipients of shares of common stock under the Stock Issuance Program are entitled to full shareholder rights with respect to such shares whether or not those shares are vested. At the time when a holder of unvested common stock ceases to remain in our service, the unvested shares will be cancelled and we will repay the purchase price of the cancelled shares. The Plan Administrator may, in its discretion, waive the surrender, repurchase and cancellation of unvested shares and instead cause such shares to be fully vested.

     In the event of a Corporate Transaction, unless the unvested share repurchase rights are assigned to the successor corporation or accelerated vesting of the shares is precluded by the terms of the grant, all unvested shares will become fully vested.

AMENDMENT AND TERMINATION OF THE PRIMESOURCE PLAN

     The Board of Directors has the authority to amend the PrimeSource Plan in any manner. No amendment, however, may adversely affect any outstanding stock options or stock issuances without the consent of affected participants. In addition, certain amendments may require shareholder approval if required by applicable law.

     The PrimeSource Plan will expire on the earliest of (i) the 10th anniversary of the adoption of the PrimeSource Plan, (ii) the date on which all shares available for issuance under the PrimeSource Plan have been issued as vested shares or (iii) the termination of all outstanding options in connection with a Corporate Transaction.

FEDERAL INCOME TAX CONSEQUENCES

     NON-QUALIFIED STOCK OPTIONS

     Generally, an optionee is not taxed upon the grant of a non-qualified stock option (a stock option that is not an incentive stock option). Rather, at the time of exercise of a non-qualified stock option (and in the case of an untimely exercise of an incentive stock option), the optionee will recognize ordinary income for U.S. federal income tax purposes in an amount equal to the excess of the fair market value of the shares purchased over the exercise price for such options. PrimeSource will generally be entitled to a tax deduction at such time and in the same amount that the optionee recognized as ordinary income.

     If an optionee sells or exchanges stock that he or she acquired upon exercise of a non-qualified stock option (or upon an untimely exercise of an incentive stock option), then the optionee will recognize capital gain or loss equal to the difference between (i) the sales price and (ii) the fair market value of such stock on the date that ordinary income was recognized with respect thereto. Any such capital gain or loss will be long-term capital gain or loss if the optionee held such stock for more than 12 months at the time of the sale or exchange.

     INCENTIVE STOCK OPTIONS

     If an optionee satisfies certain requirements, the optionee will not be generally subject to U.S. federal income tax upon the grant of an incentive stock option or upon the timely exercise of an incentive stock option. Exercise of an incentive stock option will be timely if made during its term and if the optionee remains an employee of PrimeSource or a subsidiary of PrimeSource at all times during the period beginning on the date of grant of the incentive stock option and ending on the date three months before the date of exercise (or one year before the date of exercise in the case of a disabled optionee). Generally, if an optionee dies, exercise of an incentive stock option will also be timely for this purpose if made by an optionee's legal representative. The U.S. federal income tax consequences of an untimely exercise of an incentive stock option are determined in accordance with the rules applicable to non-qualified stock options.

     If an optionee disposes of stock that was acquired pursuant to the timely exercise of an incentive stock option, the optionee will, except as noted below, recognize long-term capital gain or loss equal to the difference between the disposition proceeds and the option price. PrimeSource, under these circumstances, will not be entitled to any U.S. federal income tax deduction in connection with either the exercise of the incentive stock option or the optionee's sale of such stock.

     If, however, an optionee disposes of stock acquired pursuant to the exercise of an incentive stock option prior to the expiration of two years from the date of grant of the incentive stock option or within one year from the date of exercise of the option (a "disqualifying disposition"), upon exercise, any gain that the optionee realizes generally will be taxable at the time of such disqualifying disposition as follows: (i) at ordinary income rates to the extent of the difference between the option price and the lesser of the fair market value of the stock on the date the incentive stock option is exercised or the amount realized on such disqualifying disposition and (ii) as short-term or long-term capital gain to the extent of any excess of the amount realized on such disqualifying disposition over the fair market value of the stock on the date that governs the determination of the optionee's ordinary income. In such case, PrimeSource generally may claim a U.S. federal income tax deduction at the time of such disqualifying disposition for the amount taxable to the optionee as ordinary income. Any such capital gain or loss will be long-term capital gain or loss if the optionee held such stock for more than 12 months at the time of the disqualifying disposition.

     RESTRICTED STOCK

     Generally, a grantee will not be taxed upon the grant of a restricted stock award, but rather will recognize ordinary income in an amount equal to the excess of the fair market value of common stock at the time the shares are no longer subject to a "substantial risk of forfeiture" (as defined in the Internal Revenue Code) over the price paid for the stock, if any. PrimeSource will be entitled to a U.S. federal income tax deduction at the time when, and in the amount that, the grantee recognizes as ordinary income.

GRANTS PURSUANT TO PRIMESOURCE PLAN

     The following table shows the amounts of equity awards granted to certain of our current and former officers through October 15, 2003, pursuant to the PrimeSource Plan. The table only provides grant information, and does not reflect the current status of those awards granted (whether an award was exercised, terminated, forfeited, etc.). All equity awards were granted in the form of stock options unless otherwise indicated.

    ---------------------------------------------------------------------------------------------------
                                PRIMESOURCE PLAN -- EQUITY AWARDS GRANTED
    ---------------------------------------------------------------------------------------------------
                                  1997 STOCK OPTION/STOCK ISSUANCE PLAN
    ---------------------------------------------------------------------------------------------------

                          NAME AND POSITION                                  NUMBER OF UNITS
    -------------------------------------------------------------- ------------------------------------
    Joseph H. Potenza,  current President                                       1,448,837
    -------------------------------------------------------------- ------------------------------------
    Bradford C. Walker, former President and CEO                                3,250,000
    -------------------------------------------------------------- ------------------------------------
    Shaun D. McMeans, Chief Operating Officer and Chief                         1,062,209
    Financial Officer
    -------------------------------------------------------------- ------------------------------------
    Executive Officer Group                                                     5,761,046
    -------------------------------------------------------------- ------------------------------------
    Non-Executive Officer Director Group                                         18,605
    -------------------------------------------------------------- ------------------------------------
    Nominees for Election as Director                                           1,062,209
    -------------------------------------------------------------- ------------------------------------
    Associates of any Director,  Executive Officer or Nominee for                 3,721
    Director
    -------------------------------------------------------------- ------------------------------------
    Other  persons  who  received or is to receive 5% of options,                   0
    warrants or rights under the PrimeSource Plan
    -------------------------------------------------------------- ------------------------------------
    Non-Executive Officer Employee Group                                        3,901,570
    -------------------------------------------------------------- ------------------------------------

GRANTS AS OF JUNE 30, 2003

                                         EQUITY COMPENSATION PLAN INFORMATION
                                                     JUNE 30, 2003
                                                                                              NUMBER OF SECURITIES
                                      NUMBER OF SECURITIES                                  REMAINING AVAILABLE FOR
                                          TO BE ISSUED             WEIGHTED-AVERAGE          FUTURE ISSUANCE UNDER
                                        UPON EXERCISE OF          EXERCISE PRICE OF        EQUITY COMPENSATION PLANS
                                      OUTSTANDING OPTIONS,       OUTSTANDING OPTIONS,        (EXCLUDING SECURITIES
                                       WARRANTS AND RIGHTS       WARRANTS AND RIGHTS        REFLECTED IN COLUMN (a))
          PLAN CATEGORY                        (a)                       (b)                          (c)

Equity compensation
     plans approved by
     security holders                        25,440,818                $0.1965                       2,097,736
Equity compensation
     plans not approved
     by security holders (1)                      7,500                 $16.00                               0
                                             ----------                -------                       ---------

               Total                         25,448,318                $0.2012                       2,097,736
                                             ==========                =======                       =========

(1) On August 6, 2002, we granted Bradford C. Walker an option to purchase 7,500 shares of our Series G Convertible Redeemable Preferred Stock at an exercise price of $16.00 per share. This option became fully vested and exercisable on the first anniversary of the grant date and expires upon the tenth (10th) anniversary of the grant date. The stock option agreement provides that if Mr. Walker is terminated for any reason other than misconduct, the option, to the extent vested on the termination date, becomes exercisable at any time prior to the earlier of (i) five (5) years following the date he ceases to provide any service to PrimeSource or (ii) one (1) year following the registration of the option shares under the Securities Act of 1933.


                                   PROPOSAL 3

                    RATIFICATION OF DELOITTE & TOUCHE LLP AS
                       OUR INDEPENDENT PUBLIC ACCOUNTANTS

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 3

     For our fiscal year ended June 30, 2003, we engaged Deloitte & Touche LLP, or Deloitte, as our independent public accountants. As recommended by our management and our Audit Committee of the Board of Directors, the Board of Directors has appointed Deloitte as our independent accountants for our fiscal year ended June 30, 2004, subject to ratification by the stockholders. We do not expect that representatives of Deloitte will have an opportunity to make a statement or be available to respond to questions at the Annual Meeting because we do not expect them to attend the Annual Meeting.

VOTE REQUIRED

     The affirmative vote of the holders of a plurality of the voting power of the shares present, in person or by proxy, and entitled to vote at the Annual Meeting is required to ratify the appointment of Deloitte.

PRIOR INDEPENDENT PUBLIC ACCOUNTANTS

     On March 2, 2001, we consummated the merger, or the Merger, with PrimeSource Surgical. The transaction was accounted for as a reverse merger, with PrimeSource Surgical being considered the acquirer from an accounting perspective. As a consequence, the financial statements of PrimeSource Surgical constitute our financial statements as of the effective date of the Merger.

     On March 22, 2001, we replaced Arthur Andersen LLP, or "Arthur Andersen," as our principal independent auditors and engaged Deloitte & Touche as our principal independent auditors. Arthur Andersen served as our principal independent auditors prior to the Merger and Deloitte served as PrimeSource Surgical's principal independent auditor prior to the Merger. The decision to change auditors was recommended by our management and approved by the Board of Directors and our Audit Committee of the Board of Directors.

     Deloitte, and not Arthur Andersen, provided reports on our financial statements for our fiscal years ended June 30, 2001, June 30, 2002 and June 30, 2003 and such reports do not contain an adverse opinion or a disclaimer of opinion. In addition, such reports were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that Deloitte's report on our financial statements for the fiscal year ended June 30, 2001 contained a modification as to the uncertainty of our ability to continue as a going concern.

     During our fiscal years ended June 30, 2001, June 30, 2002 and June 30, 2003, there were no disagreements with either Deloitte or Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that, if not resolved to their satisfaction, would have caused them to make reference to the subject matter of the disagreements in connection with a report on our financial statements. During such times, there have been no reportable "events" as listed in Item 304(a)(1)(A-D) of Regulation S-K.

     Prior to our engagement of Deloitte on March 22, 2001, we did not consult with Deloitte regarding any of the matters specified in Item 304(a)(2) of Regulation S-K.

             Fiscal Year Ended June 30, 2003 Audit Firm Fee Summary
             ------------------------------------------------------

     During our fiscal year ended June 30, 2003, Deloitte billed us in the following categories and amounts:

     Audit Fees                             $209,700
     Tax Fees                               $101,200

The Audit Committee of the Board of Directors has not considered whether the provision of non-audit services by Deloitte is compatible with maintaining auditor independence.

                    BOARD OF DIRECTORS AND COMMITTEE MEETINGS

     During our fiscal year ended June 30, 2003, or our "2003 Fiscal Year," the Board of Directors held twelve meetings. During our 2003 Fiscal Year, each incumbent director attended at least 92% of the aggregate of the number of meetings of the Board of Directors and the total number of meetings held by all committees on which the individual served.

     The following table shows the membership of our committees to the Board of Directors as of October 15, 2003. An asterisk indicates chairperson.

--------------------------- ---------- ----------------- ------------ ------------- -------------
Name                          Audit       Compensation     Executive    Nominating      Finance
--------------------------- ---------- ----------------- ------------ ------------- -------------
Larry H. Coleman, Ph.D.         X                              X                           X
--------------------------- ---------- ----------------- ------------ ------------- -------------
William H. Lomicka              X*                             X             X             X
--------------------------- ---------- ----------------- ------------ ------------- -------------
Shaun D. McMeans
--------------------------- ---------- ----------------- ------------ ------------- -------------
Joseph Potenza
--------------------------- ---------- ----------------- ------------ ------------- -------------

COMMITTEES

     The AUDIT COMMITTEE, which consists of two Directors, each of whom are non-employee Directors, and its responsibilities include engagement of independent auditors, review of audit fees, supervision of matters relating to audit functions, review and setting of internal policies and procedures regarding audits, accounting and other financial controls, and reviewing related party transactions. During our 2003 Fiscal Year, the Audit Committee met six times. The report of the Audit Committee for our 2003 Fiscal Year can be found beginning on page 24 of this Proxy Statement.

     The Audit Committee operates pursuant to an Audit Committee Charter which the Board of Directors adopted on April 30, 2001. William H. Lomicka satisfies the independence requirements of Sections 303.01(B)(2)(a) and (3) of the New York Stock Exchange that would apply if our securities were listed on such exchange. However, Larry H. Coleman, Ph.D., may not be considered to be "independent," as a result of the fact that he may be deemed to be an affiliate of Coleman Swenson Hoffman Booth IV, L.P., one of our principal stockholders. Notwithstanding Mr. Coleman's lack of independence, the board of directors has determined that Mr. Coleman's presence on the audit committee is beneficial to us because of his extensive experience with respect to sophisticated financial matters. In addition, Mr. Coleman has developed a thorough understanding of our financial accounting as a result of his service as a director on our board.

     The COMPENSATION COMMITTEE is responsible for approval of remuneration arrangements for our executive officers, review and approval of compensation plans relating to executive officers and directors, including grants of stock options and other benefits under our stock plans, and general review of our employee compensation policies. During our 2003 Fiscal Year, the Compensation Committee met once. The report of the Compensation Committee on Executive Compensation for our Fiscal Year 2003 can be found beginning on page 23 of this Proxy Statement. During our Fiscal Year 2003, Messrs. Lomicka and Memmo served on the Compensation Committee from July 1, 2002 to December 17, 2002, and Messrs. Hobbs and Walker served on the Compensation Committee from December 17, 2002 until their resignations in January and September 2003, respectively. As of September 1, 2003, the Compensation Committee ceased to have any members. During our Fiscal Year 2004, we may nominate directors to serve on the Compensation Committee.

     The EXECUTIVE COMMITTEE, which consists of two Directors, each of whom are non-employee Directors, acts on behalf of the Board of Directors on important matters that arise between meetings of the Board of Directors and has the authority to exercise the full authority of the Board of Directors, subject to
Article II, Section 12 of our By-laws and the Massachusetts Business Corporation Law. During our 2003 Fiscal Year, the Executive Committee did not meet.

     The NOMINATING COMMITTEE provides the Board of Directors with recommendations for new Directors when a vacancy exists on the Board of Directors. The Nominating Committee will consider all nominees recommended to it by holders of our capital stock. Such recommendations should be presented to the Nominating Committee prior to June 30, 2004. Such recommendations should include all material information known to the recommending stockholder with respect to such nominee. During our 2003 Fiscal Year, the Nominating Committee did not meet. During our Fiscal Year 2003, Messrs. Lomicka and Memmo served on the Nominating Committee. Mr. Memmo resigned on January 28, 2003 . During our Fiscal Year 2004, we may nominate directors to serve on the Nominating Committee.

     The FINANCE COMMITTEE is responsible for exercising the authority of the Board of Directors in the management of our financial affairs, including, but not limited to, establishing and amending credit facilities and issuing our securities. During our 2003 Fiscal Year, the Finance Committee did not meet. During our Fiscal Year 2003, Messrs. Coleman and Goodman served on the Finance Committee from July 1, 2002 to December 17, 2002. Mr. Goodman's term expired on December 17, 2002. During our Fiscal Year 2003, Messrs. Coleman, Lomicka and Walker served on the Finance Committee from December 17, 2002 until Mr. Walker's resignation on September 1, 2003.

                   BENEFICIAL OWNERSHIP OF COMPANY SECURITIES

     The following tables furnish certain information as of October 15, 2003 (except as otherwise noted), as to our equity securities beneficially owned by each of our directors, by each of the individuals named in the Summary Compensation Table and by all of our directors and executive officers as a group, and, to our knowledge, by any beneficial owner of more than 5% of any class or series of our outstanding equity securities.

--------------------------- ----------------------- ----------------------- -------------------------- --------------------
Name of Beneficial Owner    Number of Shares of     Number of Shares of     Aggregate Number of        Percent of Class
                            Common Stock            Series G Convertible    Shares of Common Stock     Voting Power
                            Beneficially Owned      Redeemable Preferred    Beneficially Owned or      Presently Held(3)
                                                    Stock Beneficially      Underlying Preferred
                                                    Owned(1)                Stock Beneficially Owned(2)
--------------------------- ----------------------- ------------------- ----------------------- --------------------
GE Capital Equity
Investments, Inc.(4)                 17,369,734(5)            125,000              29,869,734               44.58%
--------------------------- ----------------------- ------------------- ----------------------- --------------------
Coleman Swenson Hoffman
Booth IV L.P.(6)                      7,968,623(7)          77,187.50              15,687,373               23.41%
--------------------------- ----------------------- ------------------- ----------------------- --------------------

Webbmont Holdings L.P.(8)             3,428,271(9)          14,843.75               4,912,645                7.33%
--------------------------- ----------------------- ------------------- ----------------------- --------------------

Larry H. Coleman, Ph.D.(10)           7,968,623(7)           77,187.5              15,687,373               23.41%
--------------------------- ----------------------- ------------------- ----------------------- --------------------

William H. Lomicka                      838,084(11)          5,468.75               1,384,959                2.07%
--------------------------- ----------------------- ------------------- ----------------------- --------------------

Shaun D. McMeans                         66,399(12)                 0                  66,399                    *
--------------------------- ----------------------- ------------------- ----------------------- --------------------

Joseph H. Potenza                       102,325(13)                 0                 102,325                    *
--------------------------- ----------------------- ------------------- ----------------------- --------------------

Bradford Walker                       3,250,000(14)             7,500(15)           4,000,000                5.97%
--------------------------- ----------------------- --------------------- ----------------------- --------------------
All directors and
executive officers as a               8,975,431             82,656.25              17,235,207               25.73%
group (4 persons)
--------------------------- ----------------------- ----------------------- ----------------------- --------------------

-----------------------------------------------
Unless otherwise indicated, the address of each person is care of PrimeSource Healthcare, Inc. 3700 E. Columbia Street, Tucson, Arizona 85714. Shares of common stock subject to options or warrants exercisable within sixty days of October 15, 2003, are deemed outstanding for purposes of computing the percentage ownership of the person holding such options or warrants but are not outstanding for purposes of computing the percentage of any other person.

*    Less than 1%.

1 Each share of Series G Convertible Redeemable Preferred Stock entitles its holder to one hundred votes, subject to adjustment, in any vote of the holders of our common stock and may be converted into 100 shares of our common stock, subject to adjustment.

2 Includes common stock and the common stock underlying the Series G Convertible Redeemable Preferred Stock owned as of October 15, 2003 and common stock underlying options and warrants that are exercisable within sixty days of October 15, 2003.

3 Based upon the aggregate number of shares of our common stock outstanding and underlying outstanding shares of the Series G Convertible Redeemable Preferred Stock owned as of October 15, 2003 and options and warrants exercisable within sixty days of October 15, 2003 to acquire our common stock.

4 The address of GE Capital Equity Investments is 120 Long Ridge Road, Stamford, Connecticut 06927.

5 Includes 3,721 shares of our common stock underlying options that are exercisable within sixty days of October 15, 2003. Also includes 9,398,639 shares of our common stock subject to purchase pursuant to warrants that are exercisable within sixty days of October 15, 2003.

6 The address of Coleman Swenson Hoffman Booth IV L.P. is 237 Second Avenue South, Franklin, Tennessee 37064-2649.

7 Includes 15,178 shares of our common stock underlying options that are exercisable within sixty days of October 15, 2003. Also includes 4,380,356 shares of our common stock subject to purchase pursuant to warrants that are exercisable within sixty days of October 15, 2003.

8 The address of Webbmont Holdings L.P. is 1680 Hiram-Douglasville Highway, Suite 108, Hiram, Georgia 30141.

9 Includes 1,456,876 shares of our common stock subject to purchase pursuant to warrants that are exercisable within sixty days of October 15, 2003. Includes 15,930 shares of our common stock held of record by Robert Neale Fisher, 8,434 shares of our common stock held of record by Virginia A. Fisher, 353,057 shares of our common stock held of record by Investors Equity, Inc. and 1,586,531 shares of our common stock held of record by Webbmont Holdings, L.P., all of which are considered beneficially held by Robert W. Fisher. Mr. Fisher is the President of Woodcrest Associates, Ltd., the general partner of Webbmont Holdings, L.P. Also includes 7,442 shares of our common stock underlying options held by Mr. Fisher that are exercisable within sixty days of October 15, 2003.

10 Dr. Coleman is the Managing General Partner of CSHB Ventures IV L.P., the General Partner of Coleman Swenson Hoffman Booth IV, L.P.

11 Includes 30,062 shares of our common stock underlying options that are exercisable within sixty days of October 15, 2003. Also includes 186,694 shares of our common stock subject to purchase pursuant to warrants that are exercisable within sixty days of October 15, 2003.

12 Includes 66,399 shares of our common stock underlying options that are exercisable within sixty days of October 15, 2003.

13 Includes 102,325 shares of our common stock underlying options that are exercisable within sixty days of October 15, 2003.

14 Includes 3,249,950 shares of our common stock underlying options that are exercisable within sixty days of October 15, 2003.

15 Includes 7,499 shares of the Series G Convertible Redeemable Preferred Stock subject to purchase pursuant to warrants that are exercisable within sixty days of October 15, 2003.

                     COMPENSATION OF NON-EMPLOYEE DIRECTORS

     As of October 15, 2003, we do not pay our non-employee directors for attendance at meetings of the Board of Directors or meetings of a committee thereof. We do, however, pay expenses for attendance at meetings of the Board of Directors and committees thereof. In addition, non-employee directors are compensated with options to purchase shares of common stock, in accordance with the Directors Plan. Under the terms of the Directors Plan, we grant our non-employee directors non-qualified stock options to purchase a total of 12,000 shares of common stock upon their election or appointment to the Board of Directors, with 4,000 options vesting on the date of grant, and 4,000 shares vesting annually thereafter provided the individual continues to serve on the Board of Directors. The options granted pursuant to the 1995 Director Plan have an exercise price equal to one-hundred percent of the fair market value per share of common stock on the date the option is granted.

                 EXECUTIVE OFFICERS AND KEY MANAGEMENT PERSONNEL

JOSEPH H. POTENZA, PRESIDENT AND DIRECTOR - Prior to joining PrimeSource, Mr. Potenza held senior management positions with McKesson HBOC as Vice President of the Corporate Program and with Medibuy where he was responsible for the National Accounts and Corporate Program. From 1977 to 1997, Mr. Potenza developed his career with American Hospital Supply Corporation/Baxter Healthcare Corporation, culminating as Eastern Region President, running a $750 million distribution business with 650 employees and seven distribution facilities. He received a Bachelor of Arts degree in English from Norwich University and a Master of Arts degree in Management from Central Michigan University.

SHAUN D. MCMEANS, CHIEF OPERATING OFFICER, CHIEF FINANCIAL OFFICER AND DIRECTOR:
Mr. McMeans has 20 years of experience in manufacturing and distribution businesses, specializing in operations, accounting and financial management. Prior to becoming the Company's Chief Financial Officer, he served as Vice President of Operations and Corporate Controller. Prior to joining the Company, Mr. McMeans held operational and financial management positions with Burnham Corporation, a leading domestic manufacturer and distributor of residential and commercial boilers. Mr. McMeans earned a Bachelor of Science degree in accounting from The Pennsylvania State University and is a certified public accountant. He began his career in public accounting with the former Peat, Marwick, Mitchell and Company.

SAMUEL M. STEIN, VICE PRESIDENT & GENERAL MANAGER - MANUFACTURING DIVISION: Mr. Stein's career has focused on high growth technology companies. Prior to becoming General Manager of the Company's Luxtec Division, Mr. Stein served as Luxtec's Chief Financial Officer. Prior to joining Luxtec in 1993, Mr. Stein served as Chief Operating and Chief Financial Officer of Mitrol, Inc. of which he was also co-founder. He has served as Chief Financial Officer with companies ranging from start-ups to subsidiaries of Fortune 500 corporations. Mr. Stein earned a Bachelor of Science degree in Business Administration from the University of Toledo and a Master of Science degree from Rensselaer Polytechnic Institute.

MARK A. JUNGERS, REGIONAL VICE PRESIDENT - DISTRIBUTION DIVISION: Mr. Jungers has an extensive background in medical-surgical and critical care product sales and management. Mr. Jungers joined PrimeSource through its 1999 acquisition of Bimeco, a leading distributor of specialty medical products to the critical care market in the southeastern United States, where he served as a Sales Manager. Prior to joining Bimeco in 1979, he held sales and marketing positions with the Extracorporeal Medical Division of Johnson & Johnson. Mr. Jungers earned a Bachelor of Science degree in Business Administration from Marquette University.

BRUCE R. HOADLEY, REGIONAL VICE PRESIDENT - DISTRIBUTION DIVISION: Mr. Hoadley has worked for 20 years in the sales and management of specialty surgical products. He was the Sales Manager for Futuretech, a leading distributor of specialty medical products to the surgical market in the southeastern United States, from 1991 until its acquisition by PrimeSource in 1999. Prior to joining Futuretech, Mr. Hoadley held sales management positions with Kendall Healthcare and Devon. He earned a Bachelor of Arts degree in Marketing from the University of Alabama.

SCOTT F. BILLMAN, REGIONAL VICE PRESIDENT - DISTRIBUTION DIVISION: Mr. Billman has spent his entire career in sales, marketing, and operations management. He has worked for nearly 20 years in the healthcare industry, holding several management positions primarily focused on the sales and marketing of surgical products. He most recently served as Senior Vice President of Product Marketing for Medi-buy, Inc. Mr. Billman earned a Bachelor of Science degree in Business Administration and an MBA from Bowling Green State University.

JASON M. FOWLER, TREASURER & VICE PRESIDENT: Mr. Fowler has a diverse background in corporate finance, consulting, and mergers and acquisitions. Prior to joining PrimeSource, Mr. Fowler was a Senior Financial Analyst and Production Manager for TouchStar Technologies, a division of The Williams Companies. At Williams, he worked in mergers and acquisitions and managed divisional operations in the U.S., England, Poland, and Australia. In 1996-97, he also served as a U.S. government-sponsored consultant in Poland. Mr. Fowler earned a Master of International Management degree from Thunderbird as well as Bachelor of Arts and MBA degrees from the University of Arizona.


                             EXECUTIVE COMPENSATION

     The following table sets forth the compensation of our Chief Executive Officer, and the two highest-compensated executive officers of the Company as of June 30, 2003, or, collectively, the "Named Executive Officers":

                           SUMMARY COMPENSATION TABLE

                                                                                              LONG TERM
                                                                                            COMPENSATION
                                                              ANNUAL COMPENSATION              AWARDS
                                                              -------------------           ------------
                                             FISCAL                                          SECURITIES
                                              YEAR                                           UNDERLYING
          NAME AND PRINCIPAL POSITION         ENDED           SALARY($)      BONUS($)         OPTIONS (#)
          ---------------------------         -----           ---------      --------         -----------
          Bradford C. Walker               June 30, 2003        229,198(2)          0          1,957,500
          Former President, Chief          June 30, 2002              0(2)          0                  0
          Executive Officer and            June 30, 2001              0             0                  0
          Director (1)

          Shaun D. McMeans                 June 30, 2003        145,000         7,500            975,000
          Chief Operating , Chief          June 30, 2002        138,591         9,990                  0
          Financial Officer and Director   June 30, 2001        115,267             0             50,000


          Joseph H. Potenza                June 30, 2003        178,333        12,500          1,300,000
          President and Director           June 30, 2002        166,637             0                  0
                                           June 30, 2001         55,267             0            148,837

---------
(1) We appointed Mr. Walker as President and Chief Restructuring Officer in October 2001. In August 2002, we appointed Mr. Walker as President and Chief Executive Officer. Effective September 1, 2003, Mr. Walker resigned from his position as our President and Chief Executive Officer and as a member of our Board of Directors.
(2) For our fiscal year ended June 30, 2002, Mr. Walker was not an employee of PrimeSource. Beginning in October 2001 and through June 30, 2002, Corporate Revitalization Partners provided consulting services to PrimeSource in connection with PrimeSource's restructuring. During that period, Mr. Walker was a Managing Director of Corporate Revitalization Partners. In the fiscal years ended June 30, 2002 and June 30, 2003, PrimeSource paid Corporate Revitalization Partners $430,500 and $62,838, respectively, for consulting fees.

     The following table sets forth information with respect to options to purchase common stock granted to the Named Executive Officers as of our fiscal year ended June 30, 2003:

                        OPTION GRANTS IN LAST FISCAL YEAR

                                      % OF TOTAL
                          NUMBER OF     OPTIONS
                         SECURITIES   GRANTED TO                                         POTENTIAL REALIZABLE VALUE
                         UNDERLYING    EMPLOYEES                                          AT ASSUMED ANNUAL RATES
                           OPTIONS        IN       EXERCISE         EXPIRATION                 OF STOCK PRICE
         NAME            GRANTED(1)   FISCAL YEAR    PRICE             DATE             APPRECIATION FOR OPTION TERM
         ----            ----------   -----------    -----             ----             ----------------------------
                                                                                          0%        5%         10%
                                                                                          --        --         ---
Bradford C. Walker (2)     1,950,000    26.02%      $ 0.32        August 6, 2012                 $392,430   $994,495
Bradford C. Walker (3)         7,500     0.10%      $16.00        August 6, 2012       $120,000  $ 75,467   $191,249
Shaun D. McMeans (4)         975,000    13.01%      $ 0.32         March 1, 2013                 $196,215   $497,248
Joseph H. Potenza (4)      1,300,000    17.35%      $ 0.32         March 1, 2013                 $261,620   $662,997

---------

(1) Except with respect to Mr. Walker's option grant described in note (3), the option exercise price is the fair value of our common stock on the respective grant dates as determined by the Board of Directors.

(2) This option vested on the first anniversary of the grant date and will remain exercisable through the date that is the earlier of (a) one year from the effective date of the filing of a qualifying registration statement or (b) five years following the date Mr. Walker ceases to provide any services to PrimeSource.
(3)  This is an option to purchase  Series G  Convertible  Redeemable  Preferred
     Stock. This option vested on the first anniversary of the grant date and will remain exercisable through the date that is the earlier of (a) one year from the effective date of the filing of a qualifying registration statement or (b) five years following the date Mr. Walker ceases to provide any services to PrimeSource. Each share of Series G Convertible Redeemable Preferred Stock is convertible into 100 shares of common stock.
(4) PrimeSource granted each of Messrs. Potenza and McMeans an option to purchase 325,000 shares of common stock, one-third of which option will vest on March 1, 2004, and the balance in twenty-four equal monthly installments on the first day of each month thereafter. PrimeSource granted Mr. Potenza an option to purchase 975,000 shares of common stock and Mr. McMeans an option to purchase 650,000 shares of common stock, each of which option will vest twenty-five percent on the anniversary of the grant date over a four-year term.

     The following table sets forth information with respect to options to purchase our stock granted to the Named Executive Officers as of our fiscal year ended June 30, 2003:

           AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL
                             YEAR-END OPTION VALUES


                                                                  Number of Securities        Value of Unexercised
                                Shares                           Underlying Unexercised       In-the-Money Options
                              Acquired on                    Options at Fiscal Year-End(#)  at Fiscal Year-End($)(1)
              Name           Exercise (#)   Value Realized($)   Exercisable/Unexercisable  Exercisable/Unexercisable
              ----           ------------   -----------------   -------------------------  -------------------------
     Bradford C. Walker            0                0                  0/1,950,000                    0/0
     Bradford C. Walker (2)        0                0                    0/7,500                   0/$120,000
     Shaun D. McMeans              0                0               55,498/1,006,711                  0/0
     Joseph H. Potenza             0                0               86,821/1,362,016                  0/0

---------
(1) With respect to options to purchase our common stock, value is based on an estimated fair market value of $ 0.32 per share on June 30, 2003, minus the exercise price of such options, multiplied by the number of shares underlying such options. With respect to options to purchase our Series G Convertible Redeemable Preferred Stock, value is based on an estimated fair market value on June 30, 2003 of $32.00 per share, minus the exercise price of such options, multiplied by the number of shares underlying such options.

(2) This is an option to purchase Series G Convertible Redeemable Preferred Stock. Each share of Series G Convertible Redeemable Preferred Stock is convertible into 100 shares of common stock.

                              EMPLOYMENT CONTRACTS

WALKER EMPLOYMENT AGREEMENT

     On August 6, 2002, we entered into an employment agreement with Bradford C. Walker, our former President and Chief Executive Officer and a member of our Board of Directors. On September 5, 2003, we entered into a severance agreement with Mr. Walker pursuant to which Mr. Walker resigned as our President, Chief Executive Officer and a member of our Board of Directors effective September 1, 2003.

     Mr. Walker is entitled to receive severance payments equal to $20,833.33 monthly, for six (6) consecutive months from and after September 1, 2003 (the "Severance Period"). Mr. Walker is entitled to receive additional severance payments of $25,000 payable on September 5, 2003, and $25,000 payable on or within five (5) business days after the last day of the Severance Period.

     During the Severance Period, Mr. Walker and his dependents are entitled to continued coverage under our standard insurance plans, policies or programs, providing health, dental, vision, accidental death and dismemberment, long-term disability and life insurance coverage.

     The severance agreement provides that Mr. Walker's option to purchase 1,300,000 shares of our common stock, granted on or about August 6, 2003, his option to purchase 1,950,000 shares of our common stock, granted on August 6, 2002, and his option to purchase 7,500 shares of our Series G Convertible Redeemable Preferred Stock, granted on August 6, 2002, each are fully vested and exercisable at any time prior to the earlier of (i) the date that is one (1) year following the registration of the applicable option's underlying shares under the Securities Act of 1933, as amended or (ii) March 1, 2009.

     In consideration for the severance benefits, Mr. Walker agreed to release any claims he may have against us and our affiliates. We agreed to release Mr. Walker from any claims we may have against him.

     Furthermore, Mr. Walker agreed to cooperate with our reasonable requests for consultation and services during the Severance Period.

     Finally, Mr. Walker agreed that, during the Severance Period, he will not compete with us. The Company's obligation to pay severance benefits and payments under the severance agreement will cease if Mr. Walker competes with us during the Severance Period.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Beginning in October 2000 and through August 6, 2002, we engaged Corporate Revitalization Partners, or CRP, as consultants to assist us in our restructuring. Bradford C. Walker, who was appointed as our President and Chief Restructuring Officer in October 2002, a member of our Board of Directors in May 2002 and our President and Chief Executive Officer on August 6, 2002, was a

Managing Director of CRP throughout the period of October 2000 through August 6, 2002. We expensed aggregate consulting fees and expenses in the amount of $430,500 and $62,838, respectively, to CRP for Mr. Walker's services from October 2001 through June 30, 2002. On August 6, 2002, we entered into an employment agreement with Mr. Walker in connection with his appointment as our President and Chief Executive Officer. See "Employment Agreements--Walker Employment Agreement."

     On August 6, 2002, we entered into a Purchase Agreement, or the Purchase Agreement, with GE Capital Equity Investments, Inc., or GE Capital, Coleman Swenson Hoffman Booth IV L.P., or Coleman Swenson, Webbmont Holdings, L.P., or Webbmont, Investors Equity, Inc., or Investors Equity, and William H. Lomicka. Pursuant to the Purchase Agreement, we have issued and sold an aggregate of 81,343 shares of Series G Stock and warrants to purchase an aggregate of 3,300,000 shares of our common stock for an aggregate consideration of $2,602,976. In addition, subject to the terms and conditions of the Purchase Agreement, we may sell up to an additional 21,782 shares of Series G Stock to these purchasers for an additional aggregate consideration of up to $697,024. GE Capital is known to us to be a record holder of more than five percent of a class of our voting securities. Larry H. Coleman, who is a member of our Board of Directors, is the Managing General Partner of CSHB Ventures IV L.P., the General Partners of Coleman Swenson, and Coleman Swenson is known to us to be a record holder of more than five percent of a class of our voting securities. Webbmont and Investors are considered affiliated parties and are known to us to collectively be a record holder of more than five percent of a class of our voting securities. Finally, Mr. Lomicka is a member of our Board of Directors and is known to us to be a record holder of more than five percent of a class of our voting securities.

     Also on August 6, 2002, we entered into a Conversion and Exchange Agreement with GE Capital, Coleman Swenson, Webbmont, Investors Equity and Mr. Lomicka. Pursuant to the Conversion and Exchange Agreement, the holders of the Series C Stock converted all outstanding shares of Series C Stock into an aggregate of 9,513,797 shares of common stock and received warrants to purchase an aggregate of 7,390,614 shares of our common stock at a price of $.01 per share, the holders of the Series F Stock converted all outstanding shares of Series F Stock into an aggregate of 5,221,248 shares of common stock and received warrants to purchase an aggregate of 1,614,560 shares of our common stock at a price of $.01 per share, and the holders of the Series E Stock exchanged all of the outstanding shares of Series E Stock for an aggregate of 101,562.5 shares of Series G Stock and received warrants to purchase an aggregate of 817,000 shares of our common stock at a price of $.01 per share.


           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During our Fiscal Year 2003, Messrs. Lomicka and Memmo served on the Compensation Committee from July 1, 2002 to December 17, 2002. Mr. Hobbs served on the Compensation Committee from December 17, 2002, to June 20, 2003, and Mr. Walker served on the Compensation Committee from December 17, 2002 to September 1, 2003. Mr. Walker served as our President and Chief Restructuring Officer from October 2001 to August 2002, and as our President and Chief Executive Officer from August 2002 to September 2003. Other than Mr. Walker's position of office, no past or present member of the Compensation Committee has ever been an officer or employee of PrimeSource or any of our subsidiaries, nor has such person ever had any relationship with PrimeSource or our officers requiring disclosure.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Under Section 16(a) of the Securities Exchange Act of 1934, as amended, our Directors, certain of our officers and persons holding more than ten percent of the common stock are required to report their ownership of common stock and any changes in such ownership to the Securities and Exchange Commission and us. To our knowledge, based solely on a review of copies of those reports furnished to us, all Section 16(a) filing requirements applicable to these persons were complied with during our Fiscal Year 2003.

                       BOARD COMPENSATION COMMITTEE REPORT
                            ON EXECUTIVE COMPENSATION

     Our executive compensation policies, which includes salary and bonus amounts and other annual compensation for the Named Executive Officers, are determined by the Compensation Committee of the Board of Directors, or in the absence of such Committee, the Board of Directors. During our Fiscal Year 2003, Messrs. Lomicka and Memmo served on the Compensation Committee from July 1, 2002 to December 17, 2002. Mr. Hobbs served on the Compensation Committee from December 17, 2002 to June 20, 2003, and Mr. Walker served on the Compensation Committee from December 17, 2002, to September 1, 2003. However, as of September 1, 2003, the Compensation Committee ceased to have any members. During our Fiscal Year 2004, we may nominate directors to serve on the Compensation Committee.

     During our Fiscal Year 2003, the annual salary of our former President and Chief Executive Officer, Bradford C. Walker, was set forth in his employment agreement. Mr. Walker resigned effective September 1, 2003 and, pursuant to the terms of his employment agreement, is entitled to receive severance payments from PrimeSource.

     The annual salaries of our other executive officers during our fiscal year ended June 30, 2003 were determined based on their past salaries and salaries paid by comparable companies. Shaun D. McMeans, our Chief Operating Officer and Chief Financial Officer, received a cash bonus in the amount of $7,500 and 975,000 stock options to purchase common stock for our fiscal year ended June 30, 2003, as a result of his significant contributions to PrimeSource. Joseph H. Potenza, our President, received a cash bonus in the amount of $12,500 and 1,300,000 stock options to purchase common stock in our fiscal year ended June 30, 2003, as a result of his significant contributions to PrimeSource. Factors taken into account by the Compensation Committee in determining bonuses include return on investment, net sales, and net income compared to the business plan.

         The Board of Directors:

                  William Lomicka, Chairman
                  Larry Coleman
                  Joseph Potenza
                  Shaun McMeans

                          REPORT OF THE AUDIT COMMITTEE


October 14, 2003

To the Board of Directors of PrimeSource Healthcare, Inc.

     We have reviewed and discussed with management the Company's audited financial statements as of June 30, 2003 and 2002, and for the three years in the period ended June 30, 2003.

     We have discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, COMMUNICATION WITH AUDIT COMMITTEES, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

     We have received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, INDEPENDENCE DISCUSSIONS WITH AUDIT COMMITTEES, as amended, by the Independence Standards Board, and have discussed with the auditors the auditors' independence.

     Based on the reviews and discussions referred to above, we recommended to the Board of Directors that the financial statements referred to above be included in the Company's Annual Report on Form 10-K for the year ended June 30, 2003.

William H. Lomicka, Chair
Larry H. Coleman, Ph.D.

                                PERFORMANCE GRAPH

     On November 17, 2000, our common stock was delisted from the American Stock Exchange because we no longer met the continued listing requirements of the American Stock Exchange. Since November 17, 2000, our common stock has not been listed or quoted on an exchange. A performance graph comparing our common stock performance with the performance of the S&P Small Cap 600 Index and our peer group index is provided. Because our common stock is not listed or quoted on an exchange, all values subsequent to November 17, 2000 are estimates only.

     The following performance graph is intended to reflect the performance of our business for our last five completed fiscal year periods, which are October 31, 1999, October 31, 2000, June 30, 2001, June 30, 2002 and June 30, 2003.

              COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN AMONG
       PRIMESOURCE, THE STANDARD & POOR'S ("S&P") SMALL CAP 600 INDEX AND
                       PRIMESOURCE'S PEER GROUP INDEX (1)


                              GRAPH CHART OMMITTED

  -------------------------------------------------------------------------------------------------------
                                     10/31/98     10/31/99      10/31/00     6/30/01    6/30/02   6/30/03
  -------------------------------------------------------------------------------------------------------
  PrimeSource                            100        91.67         44.44       44.44      14.22     14.22
  -------------------------------------------------------------------------------------------------------
  S&P Smallcap 600                       100       111.13        138.26      147.02     146.33    139.78
  -------------------------------------------------------------------------------------------------------
  PrimeSource's Peer Group               100       114.55        157.90      154.71     198.80    198.76
  -------------------------------------------------------------------------------------------------------

----------
(1) This graphic presentation assumes (a) one-time $100 investments in common stock and in market capital base-weighted amounts apportioned among all the companies whose equity securities constitute the above named broad equity market index and PrimeSource's selected peer group index, in each case made as of the market close on October 31, 1998 and (b) the automatic reinvestment of dividends, if any, in additional shares of the same class of equity securities constituting such investments at the frequency with which dividends were paid on such securities during the applicable fiscal years. We selected our peer group in good faith based on companies in a similar industry or line-of-business. The returns of each component issuer of the PrimeSource's peer group are weighted according to the respective issuer's stock market capitalization based on data derived from such issuer's filings with the Securities and Exchange Commission for the beginning of each period for which a return is indicated. PrimeSource's peer group is made up of the following six companies:

Synovis Life Technologies, Inc.
Cantel Medical Corp.
Conmed Corp.
Fisher Scientific International Inc.
PrimeSource Healthcare, Inc.
Patterson Dental Co.

                              STOCKHOLDER PROPOSALS

     This Annual Meeting is called for the purposes set forth in the Notice. Although we know of no items of business that will be presented at the Annual Meeting other than those described, proxies in the accompanying form will confer discretionary authority to our management proxy holders to use in accordance with their best judgment with respect to any such items which may come before the Annual Meeting to the extent permitted by the applicable rules of the Securities and Exchange Commission.

     We anticipate that the next Annual Meeting of Stockholders will be held in December 2004. In order to be included in our proxy materials to be distributed in connection with the Annual Meeting of the stockholders in 2004, we must receive stockholder proposals for that meeting on or before July 26, 2004. Any stockholder proposal submitted for inclusion in our proxy materials must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended. In order for a stockholder proposal that is not included in the proxy statement to be considered for possible presentation at the meeting (other than a proposal with respect to the nomination for election of one or more directors, for which procedures are set forth above under the caption "Committees of the Board"), such a proposal must be received by our Clerk on or before September 28, 2004. Our management proxy holders will be permitted to use their discretionary voting authority, as conferred by any valid proxy, in accordance with their best judgment when such a proposal is raised at that meeting.

     Accompanying this Proxy Statement is a copy of our annual report filed with the Securities and Exchange Commission on Form 10-K for our fiscal year ended June 30, 2003. Stockholders are referred to such report for financial and other information about the activities of PrimeSource.

                                             By order of the Board of Directors,

                                             /s/  Shaun D. McMeans
                                             ---------------------
                                             PRIMESOURCE HEALTHCARE, INC.
                                             SHAUN D. MCMEANS
                                             Clerk

November 14, 2003

                                    Exhibit A
                                    ---------


                           TUCSON MEDICAL CORPORATION
                      1997 STOCK OPTION/STOCK ISSUANCE PLAN

                                   ARTICLE ONE

                               GENERAL PROVISIONS


     I.   PURPOSE OF PLAN

          This Tucson Medical Corporation 1997 Stock Option/Stock Issuance Plan, as adopted by Luxtec Corporation, a Massachusetts corporation, is intended to promote the interests of Luxtec Corporation, by providing eligible persons with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation.

          Capitalized terms herein shall have the meanings assigned to such terms in the attached Appendix A.

     II.  STRUCTURE OF THE PLAN

          A. The Plan shall be divided into two (2) separate programs:

              (i) the Option Grant Program under which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of common stock, and

              (ii) the Stock Issuance Program under which eligible persons may, at the discretion of the Plan Administrator, be issued shares of common stock directly, either through the immediate purchase of such shares or as a bonus for services rendered the Corporation (or any Parent or Subsidiary).

          B. The provisions of Articles One and Four shall apply to both equity programs under the plan and shall accordingly govern the interests of all persons under the Plan.

     III. ADMINISTRATION OF THE PLAN

          A. The Plan shall be administered by the Board. However, any or all administrative functions otherwise exercisable by the Board may be delegated to the Committee. Members of The Committee shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time. The Board may also at any time terminate the functions of the Committee and reassume all powers and authority previously delegated to the Committee.

          B. The Plan Administrator shall have full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for proper administration of the Plan and to make such determinations under, and issue such interpretations of, the Plan and any outstanding options or stock issuances thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator shall be final and binding on all parties who have an interest in the Plan or any option or stock issuance thereunder.

     IV.  ELIGIBILITY

          A. The persons eligible to participate in the Plan are as follows:

              (i) Employees,

              (ii) non-employee members of the Board or the non-employee members of the board of directors of any Parent or Subsidiary, and

              (iii) consultants and other independent advisors who provide services to the Corporation (or any Parent or Subsidiary).

          B. The Plan Administrator shall have full authority to determine, (i) with respect to the grants under the Option Grant Program, which eligible persons are to receive the option grants, the time or times when those grants are to be made, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times when each option is to become exercisable, the vesting schedule (if any) applicable to the option shares and the maximum term for which the option is to remain outstanding, and (ii) with respect to stock issuances under the Stock Issuance Program, which eligible persons are to receive such stock issuances, the time or times when those issuances are to be made, the number of shares to be issued to each Participant, the vesting schedule (if any) applicable to the issued shares and the consideration to be paid by the Participant for such shares.

          C. The Plan Administrator shall have the absolute discretion either to grant options in accordance with the Option Grant Program or to effect stock issuances in accordance with the Stock Issuance Program.

     V.   STOCK SUBJECT TO THE PLAN

          A. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired common stock. The maximum number of shares of common stock which may be issued over the term of the Plan shall not exceed 12,000,000 shares.

          B. Shares of common stock subject to outstanding options shall be available for subsequent issuance under the Plan to the extent (i) the options expire or terminate for any reason prior to exercise in full or (ii) the options are cancelled in accordance with the cancellation-regrant provisions of Article Two. Unvested shares issued under the Plan and subsequently repurchased by the Corporation, at the option exercise or direct issue price paid per share, pursuant to the Corporation's repurchase rights under the Plan shall be added back to the number of shares of common stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent options grants or direct stock issuances under the Plan.

          C. Should any change be made to the common stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding common stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan and (ii) the number and/or class of securities and the exercise price per share in effect under each outstanding option in order to prevent the dilution or enlargement of benefits thereunder. The adjustments determined by the Plan Administrator shall be final, binding and conclusive. In no event shall any such adjustments be made in connection with the conversion of one or more outstanding shares of the Corporation's preferred stock into shares of common stock.

                                   ARTICLE TWO

                              OPTION GRANT PROGRAM

     I.   OPTION TERMS

          Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.

          A. Exercise Price.

            1. The exercise price per share shall be fixed by the Plan Administrator in accordance with the following provisions:

              (i) The exercise price per share shall not be less than eighty-five percent (85%) of the Fair Market Value per share of common stock on the option grant date, unless a lower exercise price is permitted by applicable law.

              (ii) If the person to whom the option is granted is a 10% Shareholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of common stock on the option grant date. In the case of an option that is not an Incentive Option, a lower exercise price may be fixed by the Plan Administrator if permitted by applicable law.

            2. The exercise price shall become immediately due upon exercise of the option and shall, subject to the provisions of Section I of Article Four and the documents evidencing the option, be payable in cash or check made payable to the Corporation. Should the common stock be registered under Section 12(g) of the 1934 Act at the time the option is exercised, then the exercise price may also be paid as follows:

              (i) in shares of common stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

              (ii) to the extent the option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable instructions (A) to a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (B) to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

              Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

          B. Exercise and Term of Options. Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option grant. However, no option shall have a term in excess of ten (10) years measured from the option grant date.

          C. Effect of Termination of Service.

            1. The following provisions shall govern the exercise of any options held by the Optionee at the time of cessation of Service or death:

              (i) Should the Optionee cease to remain in Service for any reason other than death, Disability or Misconduct, then the Optionee shall have a period of three (3) months following the date of such cessation of Service during which to exercise each outstanding option held by such Optionee.

              (ii) Should Optionee's Service terminate by reason of Disability, then the Optionee shall have a period of twelve (12) months following the date of such cessation of Service during which to exercise each outstanding option held by such Optionee.

              (iii) If the Optionee dies while holding an outstanding option, then the personal representative of his or her estate or the person or persons to whom the option is transferred pursuant to the Optionee's will or the laws of inheritance shall have a twelve (12)-month period following the date of the Optionee's death to exercise such option.

              (iv) Under no circumstances, however, shall any such option be exercisable after the specified expiration of the option term.

              (v) During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Optionee's cessation of Service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Service, terminate and cease to be outstanding with respect to any and all option shares for which the option is not otherwise at the time exercisable or in which the Optionee is not otherwise at that time vested.

              (vi) Should Optionee's Service be terminated for Misconduct, then all outstanding options held by the Optionee shall terminate immediately and cease to remain outstanding.

            2. The Plan Administrator shall have the discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

              (i) extend the period of time for which the option is to remain exercisable following Optionee's cessation of Service or death from the limited period otherwise in effect for that option to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term, and/or

              (ii) permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested shares of common stock for which such option is exercisable at the time of the Optionee's cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested under the option had the Optionee continued in Service.

          D. Shareholder Rights. The holder of an option shall have no shareholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.

          E. Unvested Shares. The Plan Administrator shall have the discretion to grant options which are exercisable for unvested shares of common stock. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right. The Plan Administrator may not impose a vesting schedule upon the option grant or any shares of common stock subject to that option which is more restrictive than twenty percent (20%) per year vesting, with the initial vesting to occur not later than one (1) year after the option grant date. However, such limitation shall not be applicable to any option grants made to individuals who are officers of the Corporation, non-employee Board members or independent consultants.

          F. First Refusal Rights. Until such time as the common stock is first registered under Section 12(g) of the 1934 Act, the Corporation shall have the right of first refusal with respect to any proposed disposition by the Optionee (or any successor in interest) of any shares of common stock issued under the Plan. Such right of first refusal shall be exercisable iii accordance with the terms established by the Plan Administrator and set forth in the document evidencing such right.

          G. Limited Transferability of Options. During the lifetime of the Optionee, the option shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the Optionee's death.

          H. Withholding. The Corporation's obligation to deliver shares of common stock upon the exercise of any options granted under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

     II.  INCENTIVE OPTIONS

          The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the provisions of the Plan shall be applicable to Incentive Options. Options which are specifically designated as Non-Statutory Options shall not be subject to the terms of this Section II.

          A. Eligibility. Incentive Options may only be granted to Employees.

          B. Exercise Price. The exercise price per share shall not be less than one hundred percent (100%) of the Fair Market Value per share of common stock on the option grant date.

          C. Dollar Limitation. The aggregate Fair Market Value of the shares of common stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one (1) calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

          D. 10% Shareholder. If any Employee to whom an Incentive Option is granted is a 10% Shareholder, then the option term shall not exceed five (5) years measured from the option grant date.

     III. CORPORATE TRANSACTION

          A. The shares subject to each option outstanding under the Plan at the time of a Corporate Transaction shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for all of the shares of common stock at the time subject to that option and may be exercised for any or all of those shares as fully-vested shares of common stock. However, the shares subject to an outstanding option shall not vest on such an accelerated basis if and to the extent: (i) such option is assumed by the successor corporation (or parent thereof) in the Corporate Transaction and the Corporation's repurchase rights with respect to the unvested option shares are concurrently assigned to such successor corporation (or parent thereof) or (ii) such option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing on the unvested option shares at the time of the Corporate

Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to those unvested option shares or (iii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant.

          B. All outstanding repurchase rights shall also terminate automatically, and the shares of common stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent: (i) those repurchase rights are assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or
(ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

          C.   Immediately   following   the   consummation   of  the  Corporate
Transaction, all outstanding options shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

          D. Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction, had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to (i) the number and class of securities available for issuance under the Plan following the consummation of such Corporate Transaction and (ii) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same.

          E. The Plan Administrator shall have the discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding, to provide for the automatic acceleration (in whole or in part) of one or more outstanding options (and the immediate termination of the Corporation's repurchase rights with respect to the shares subject to those options) upon the occurrence of a Corporate Transaction, whether or not those options are to be assumed in the Corporate Transaction.

          F. The Plan Administrator shall also have full power and authority, exercisable either at the time the option is granted or at any time while the option remains outstanding, to structure such option so that the shares subject to that option will automatically vest on an accelerated basis should the Optionee's Service terminate by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of any Corporate Transaction in which the option is assumed and the repurchase rights applicable to those shares do not otherwise terminate. Any option so accelerated shall remain exercisable for the fully-vested option shares until the earlier of (i) the expiration of the option term or (ii) the expiration of the one (1)-year period measured from the effective date of the Involuntary Termination. In addition, the Plan Administrator may provide that one or more of the Corporation's outstanding repurchase rights with respect to shares held by the Optionee at the time of such Involuntary Termination shall immediately terminate on an accelerated basis, and the shares subject to those terminated rights shall accordingly vest at that time.

          G. The portion of any Incentive Option accelerated in connection with a Corporate Transaction shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option under the Federal tax laws.

          H. The grant of options under the Plan shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

     IV.  CANCELLATION AND REGRANT OF OPTIONS

          The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected option holders, the cancellation of any or all outstanding options under the Plan and to grant in substitution therefore new options covering the same or different number of shares of common stock but with an exercise price per share based on the Fair Market Value per share of common stock on the new option grant date.

                                  ARTICLE THREE

                             STOCK ISSUANCE PROGRAM

     I.   STOCK ISSUANCE TERMS

          Shares of common stock may be issued under the Stock Issuance Program through direct and immediate issuances without any intervening option grants. Each such stock issuance shall be evidenced by a Stock Issuance Agreement which complies with the terms specified below.

          A. Purchase Price.

            1. The purchase price per share shall be fixed by the Plan Administrator but shall not be less than eighty-five percent (85%) of the Fair Market Value per share of common stock on the issue date, unless a lower purchase price is permitted by applicable law. However, the purchase price per share of common stock issued to a 10% Shareholder shall not be less than one hundred and ten percent (110%) of such Fair Market Value, unless a lower purchase price is permitted by applicable law.

            2. Subject to the provisions of Section I of Article Four, shares of common stock may be issued under the Stock Issuance Program for any of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance:

              (i) cash or check made payable to the Corporation, or

              (ii) past services rendered to the Corporation (or any Parent or Subsidiary).

          B. Vesting Provisions.

            1. Shares of common stock issued under the Stock Issuance Program may, in the discretion of the Plan Administrator, be fully and immediately vested upon issuance or may vest in one or more installments over the Participant's period of Service or upon attainment of specified performance objectives. However, the Plan Administrator may not impose a vesting schedule upon any stock issuance effected under the Stock Issuance Program which is more restrictive than twenty percent (20%) per year vesting, with initial vesting to occur not later than one (1) year after the issuance date. Such limitation shall not apply to any common stock issuances made to the officers of the Corporation, non-employee Board members or independent consultants.

            2. Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to the Participant's unvested shares of common stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding common stock as a class without the Corporation's receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to the Participant's unvested shares of common stock and
(ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

            3. The Participant shall have full shareholder rights with respect to any shares of common stock issued to the Participant under the Stock Issuance Program, whether or not the Participant's interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.

            4. Should the Participant cease to remain in Service while holding one or more unvested shares of common stock issued under the Stock Issuance Program or should the performance objectives not be attained with respect to one or more such unvested shares of common stock, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further shareholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant's purchase-money indebtedness), the Corporation shall repay to the Participant the cash consideration paid for the surrendered shares and shall cancel the unpaid principal balance of any outstanding purchase-money note of the Participant attributable to such surrendered shares.

            5. The Plan Administrator may in its discretion waive the surrender and cancellation of one or more unvested shares of common stock (or other assets attributable thereto) which would otherwise occur upon the non-completion of the vesting schedule applicable to such shares. Such waiver shall result in the immediate vesting of the Participant's interest in the shares of common stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant's cessation of Service or the attainment or non-attainment of the applicable performance objectives.

          C. First Refusal Rights. Until such time as the common stock is first registered under Section 12(g) of the 1934 Act, the Corporation shall have the right of first refusal with respect to any proposed disposition by the

Participant (or any successor in interest) of any shares of common stock issued under the Stock Issuance Program. Such right of first refusal shall be exercisable in accordance with the terms established by the Plan Administrator and set forth in the document evidencing such right.

     II.  CORPORATE TRANSACTION

          A. Upon the occurrence of a Corporate Transaction, all outstanding repurchase rights under the Stock Issuance Program shall terminate automatically, and the shares of common stock subject to those terminated rights shall immediately vest in full, except to the extent: (i) those repurchase rights are assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

          B. The Plan Administrator shall have the discretionary authority, exercisable either at the time the unvested shares are issued or any time while the Corporation's repurchase rights with respect to those shares remain outstanding, to provide that those rights shall automatically terminate on an accelerated basis, and the shares of common stock subject to those terminated rights shall immediately vest, in the event the Participant's Service should subsequently terminate by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of any Corporate Transaction in which those repurchase rights are assigned to the successor corporation (or parent thereof).

     III. SHARE ESCROW/LEGENDS

          Unvested shares may, in the Plan Administrator's discretion, be held in escrow by the Corporation until the Participant's interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares.

                                  ARTICLE FOUR

                                  MISCELLANEOUS

     I.   FINANCING

          The Plan Administrator may permit any Optionee or Participant to pay the option exercise price or the purchase price for shares issued to such person under the Plan by delivering a full-recourse, interest-bearing promissory note payable in one or more installments and secured by the purchased shares. However, any promissory note delivered by a consultant must be secured by collateral in addition to the purchased shares of common stock. In no event shall the maximum credit available to the Optionee or Participant exceed the sum of (i) the aggregate option exercise price or purchase price payable for the purchased shares plus (ii) any Federal, state and local income and employment tax liability incurred by the Optionee or the Participant in connection with the option exercise or share purchase.

     II.  EFFECTIVE DATE AND TERM OF PLAN

          A. The Plan shall become effective when adopted by the Board, but no option granted under the Plan may be exercised, and no shares shall be issued under the Plan, until the Plan is approved by the Corporation's shareholders. If such shareholder approval is not obtained within twelve (12) months after the date of the Board's adoption of the Plan, then all options previously granted under the Plan shall terminate and cease to be outstanding, and no further options shall be granted and no shares shall be issued under the Plan. Subject to such limitation, the Plan Administrator may grant options and issue shares under the Plan at any time after the effective date of the Plan and before the date fixed herein for termination of the Plan.

          B. The Plan shall terminate upon the earliest of (i) the expiration of the ten (10)-year period measured from the date the Plan is adopted by the Board, (ii) the date on which all shares available for issuance under the Plan shall have been issued as vested shares or (iii) the termination of all outstanding options in connection with a Corporate Transaction. All options and unvested stock issuances outstanding at that time under the Plan shall continue to have full force and effect in accordance with the provisions of the documents evidencing such options or issuances.

     III. AMENDMENT OF THE PLAN

          A. The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall adversely affect the rights and obligations with respect to options or unvested stock issuances at the time outstanding under the Plan unless the Optionee or the Participant consents to such amendment or modification. In addition, certain amendments may require shareholder approval pursuant to applicable laws and regulations.

          B. Options may be granted under the Option Grant Program and shares may be issued under the Stock Issuance Program which are in each instance in excess of the number of shares of common stock then available for issuance under the Plan, provided any excess shares actually issued under those programs shall be held in escrow until there is obtained shareholder approval of an amendment sufficiently increasing the number of shares of common stock available for issuance under the Plan. If such shareholder approval is not obtained within twelve (12) months after the date the first such excess issuances are made, then
(i) any unexercised options granted on the basis of such excess shares shall terminate and cease to be outstanding and (ii) the Corporation shall promptly refund to the Optionees and the Participants the exercise or purchase price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically cancelled and cease to be outstanding.

     IV.  USE OF PROCEEDS

          Any cash proceeds received by the Corporation from the sale of shares of common stock under the Plan shall be used for general corporate purposes.

     V.   WITHHOLDING

          The Corporation's obligation to deliver shares of common stock upon the exercise of any options or upon the issuance or vesting of any shares issued under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

     VI.  REGULATORY APPROVALS

          The implementation of the Plan, the granting of any options under the Plan and the issuance of any shares of common stock (i) upon the exercise of any option or (ii) under the Stock Issuance Program shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options granted under it and the shares of common stock issued pursuant to it.

     VII. NO EMPLOYMENT OR SERVICE RIGHTS

          Nothing in the Plan shall confer upon the Optionee or the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee or the Participant, which rights are hereby expressly reserved by each, to terminate such person's Service at any time for any reason, with or without cause.

     VIII. FINANCIAL REPORTS

          The Corporation shall deliver a balance sheet and an income statement at least annually to each individual holding an outstanding option under the Plan, unless such individual is a key Employee whose duties in connection with the Corporation (or any Parent or Subsidiary) assure such individual access to equivalent information.

                                    APPENDIX

          The following definitions shall be in effect under the Plan:

          A.  Board shall mean the Corporation's Board of Directors.

          B.  Code shall mean the Internal Revenue Code of 1986, as amended.

          C. Committee shall mean a committee of two (2) or more Board members appointed by the Board to exercise one or more administrative functions under the Plan.

          D.  common stock shall mean the Corporation's common stock.

          E. Corporate Transaction shall mean either of the following shareholder-approved transactions to which the Corporation is a party:

              (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

              (ii)  The  sale,   transfer  or  other   disposition   of  all  or
substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation.

          F. Corporation shall mean Luxtec Corporation, a Massachusetts corporation, and any successor corporation to all or substantially all of the assets or voting stock of Luxtec Corporation which shall by appropriate action adopt the Plan.

          G. Disability shall mean the inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment and shall be determined by the Plan Administrator on the basis of such medical evidence as the Plan Administrator deems warranted under the circumstances.

          H. Employee shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

          I. Exercise Date shall mean the date on which the Corporation shall have received written notice of the option exercise.

          J. Fair Market Value per share of common stock on any relevant date shall be determined in accordance with the following provisions:

              (i) If the common stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of common stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market or any successor system. If there is no closing selling price for the common stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

              (ii) If the common stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of common stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the common stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the common stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

              (iii) If the common stock is at the time neither listed on any Stock Exchange nor traded on the Nasdaq National Market, then the Fair Market Value shall be determined by the Plan Administrator after taking into account such factors as the Plan Administrator shall deem appropriate.

          K.  Incentive   Option  shall  mean  an  option  which  satisfies  the
requirements of Code Section 422.

          L. Involuntary Termination shall mean the termination of the Service of any individual which occurs by reason of:

              (i) such individual's involuntary dismissal or discharge by the Corporation for reasons other than Misconduct, or

              (ii) such individual's voluntary resignation following (A) a change in his or her position with the Corporation which materially reduces his or her level of responsibility his or her level of responsibility, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and target bonuses under any corporate-performance based bonus or incentive programs) by more than fifteen percent (15%) or (C) a relocation of such individual's place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected without the individual's consent.

          M. Misconduct shall mean the commission of any act of fraud, embezzlement or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of any Optionee, Participant or other person in the Service of the Corporation (or any Parent or Subsidiary).

          N. 1934 Act shall mean the Securities Exchange Act of 1934, as amended.

          O. Non-Statutory Option shall mean an option not intended to satisfy the requirements of Code Section 422.

          P. Option Grant Program shall mean the option grant program in effect under the Plan.

          Q. Optionee shall mean any person to whom an option is granted under the Plan.

          R. Parent shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          S. Participant shall mean any person who is issued shares of common stock under the Stock Issuance Program.

          T. Plan shall mean the Corporation's 1997 Stock Option/Stock Issuance Plan, as set forth in this document.

          U. Plan Administrator shall mean either the Board or the Committee acting in its capacity as administrator of the Plan.

          V. Service shall mean the provision of services to the Corporation (or any Parent or Subsidiary) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant.

          W. Stock Exchange shall mean either the American Stock Exchange or the New York Stock Exchange.

          X. Stock Issuance Agreement shall mean the agreement entered into by the Corporation and the Participant at the time of issuance of shares of common stock under the Stock Issuance Program.

          Y. Stock Issuance Program shall mean the stock issuance program in effect under the Plan.

          Z. Subsidiary shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          AA. 10% Shareholder shall mean the owner of stock (as determined under Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).

                          PRIMESOURCE HEALTHCARE, INC.

                    Proxy For Annual Meeting Of Stockholders
                         To Be Held On December 12, 2003

            The undersigned stockholder of PRIMESOURCE HEALTHCARE, INC., a Massachusetts corporation (the "Company"), hereby appoints Joseph H. Potenza and Shaun D. McMeans or either of them, as proxies for the undersigned, each with full power of substitution to attend the Annual Meeting of Stockholders of the Company to be held on Friday, December 12, 2003, at 9:00 a.m., Mountain Time, at the Company's offices located at 3700 E. Columbia Street, Tucson, Arizona 85714, and at any adjournment(s) or postponement(s) thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such Annual Meeting and otherwise to represent the undersigned at the Annual Meeting, with the same effect as if the undersigned were present. The undersigned instructs such proxies or their substitutes to act on the following matters as specified by the undersigned, and to vote in such manner as they may determine on any other matters that may properly come before the meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and the accompanying Proxy Statement and revokes any proxy previously given with respect to such shares.

                  (Continued and to be signed on reverse side)

PLEASE VOTE, DATE AND SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

1. To elect the following director to serve until the 2006 annual meeting of stockholders and until his successor is elected and qualified.

         Nominee:     Shaun D. McMeans

         [  ]  FOR NOMINEE [  ]  WITHHOLD AS TO NOMINEE


2. To ratify the adoption of the amendment to the 1997 Stock Option / Stock Issuance Plan increasing the reserved number of shares of common stock from 10,000,000 to 12,000,000.


         [  ]  FOR                  [  ]  AGAINST             [  ]  ABSTAIN

3. To ratify the selection of Deloitte & Touche LLP as the Company's independent public accountants for the Company fiscal year ended June 30, 2004.


         [  ]  FOR                  [  ]  AGAINST             [  ]  ABSTAIN

4. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

             [ ] CHECK HERE IF YOU PLAN TO ATTEND THE ANNUAL MEETING

THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN ACCORDANCE WITH THE SPECIFICATIONS MADE. IF THIS PROXY IS EXECUTED BUT NO SPECIFICATION IS MADE, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" THE FOREGOING PROPOSALS AND OTHERWISE IN THE DISCRETION OF THE PROXIES AT THE ANNUAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

Signature_______________________  Signature if held jointly____________________

Dated ___________, 2003.

Please sign exactly as your name appears hereon and date. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian or as an officer, signing for a corporation or other entity, please give full title under signature.